UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-23643)

Exact name of registrant as specified in charter:	Putnam ETF Trust

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Stephen Tate, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

James E. Thomas, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	April 30, 2024

Date of reporting period:	May 1, 2023 – April 30, 2024

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A Franklin Templeton Company

Putnam BioRevolution™ ETF

Annual report
4 | 30 | 24

The Securities and Exchange Commission has adopted new regulations that will result in changes to the design and delivery of annual and semiannual shareholder reports beginning in July 2024.

If you have previously elected to receive shareholder reports electronically, you will continue to do so and need not take any action.

Otherwise, paper copies of the Fund's shareholder reports will be mailed to you beginning in July 2024.

Blend funds invest opportunistically in a variety of stocks, such as growth stocks and value stocks.

FUND SYMBOL
SYNB

Putnam
BioRevolutionTM
ETF

Annual report
4 | 30 | 24

Message from the Trustees

June 12, 2024

Dear Shareholder:

We are pleased to report that on January 1, 2024, Franklin Resources, Inc., a leading global asset management firm operating as Franklin Templeton, acquired Putnam Investments. With complementary capabilities and an established infrastructure serving over 150 countries, Franklin Templeton enhances Putnam’s investment, risk management, operations, and technology platforms. Together, our firms are committed to delivering strong fund performance and more choices for our investors.

We are also pleased to welcome Jane E. Trust and Gregory G. McGreevey to your Board of Trustees. Ms. Trust is an interested trustee who has served as Senior Vice President, Fund Board Management, at Franklin Templeton since 2020. Mr. McGreevey joins the Board as an independent trustee, most recently serving as Senior Managing Director, Investments, at Invesco Ltd., until 2023.

As we enter this new chapter, you can rest assured that your fund continues to be actively managed by the same experienced investment professionals. Your investment team is exploring new and attractive opportunities for your fund while monitoring changing market conditions.

Thank you for investing with Putnam.

Data are historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of fund shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart are at net asset value (NAV). See below and pages 7–8 for additional performance information, including fund returns at market price. For a portion of the periods, the fund had expense limitations, without which the returns would have been lower. Index results should be compared with fund performance at NAV. The short-term results of a relatively new fund are not necessarily indicative of its long-term prospects. To obtain the most recent month-end performance, visit putnam.com or franklintempleton.com, or call 1-833-228-5577.

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 4/30/24. See above and pages 7–8 for additional fund performance information. Index descriptions can be found on page 10.

All Bloomberg indices are provided by Bloomberg Index Services Limited.

2 BioRevolution™ ETF

How were investing conditions during the reporting period?

U.S. stocks posted solid gains for the 12-month period. Stock market performance, although strong for the period overall, fluctuated at times as investors closely monitored inflation data, economic growth, and Federal Reserve policy. A big concern was whether the Fed could manage a soft landing for the economy — that is, raise interest rates just enough to keep inflation in check while also avoiding a recession. So far, the Fed has managed to do so, but uncertainty remains. In addition to concern over the Fed, geopolitical issues such as the Russia-Ukraine War and the crisis in the Middle East caused bouts of stock market volatility.

When the period began, in May 2023, investors were cautious, focused on the potential for recession, and anxious on the heels of a U.S. regional banking crisis. However, stocks powered ahead through most of 2023, and recorded a strong finish to the year. In 2024, stock market strength continued, and major market indexes continued to reach record highs into the month of March. However, the rally came to an end in April, when most indexes fell,

BioRevolution™ ETF 3

Allocations are shown as a percentage of the fund’s net assets as of 4/30/24. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time. Due to rounding, percentages may not equal 100%.

The table shows the fund’s top 10 individual holdings and the percentage of the fund’s net assets that each represented as of 4/30/24. Short-term investments and derivatives, if any, are excluded. Holdings may vary over time.

4 BioRevolution™ ETF

including the S&P 500 Index, which posted its first monthly decline since October 2023.

How did the fund perform for the reporting period?

For the 12 months ended April 30, 2024, the fund returned 7.00% at net asset value, underperforming the benchmark S&P 500 Index, which returned 22.66%.

What were some top detractors from fund performance relative to its benchmark for the reporting period?

Bio-Rad Laboratories is a life science tools company that provides materials and equipment for biomedical research, drug discovery, and drug production. The company suffered from the “Covid hangover” through most of 2023. After a period of incredibly strong performance from 2020 to 2022, the company, and most of the life sciences industry, has been dealing with softer demand. This is the result of large biopharma customers working down their excess inventory and early-stage biotech companies holding back on funding given the tighter financial conditions. Bio-Rad’s growth turned negative and margins contracted, which drove earnings, and the stock price, lower. We continue to hold this stock as we believe we are near the end of this cyclical downturn in the life sciences industry. We continue to view it as attractively priced given the positive fundamental long-term outlook.

Biotechnology company Biogen was also a detractor for the period. After strong performance in 2022 following approval of its Alzheimer’s drug Leqembi, the company had a weak 2023. Despite optimism about the drug’s potential, its launch has been slow due to challenges in identifying patients. We continue to hold a position in the stock as we believe the reluctance to diagnosing patients and putting them on a treatment path will ease over time. Alzheimer’s remains one of the largest unmet needs in health care.

What were some top contributors to fund performance relative to its benchmark for the reporting period?

NVIDIA was the top contributor to performance for the period. This semiconductor company is a leading provider of graphics processing units [GPUs] used to run generative artificial intelligence [AI] and gaming platforms. The stock surged due in part to excitement over the future potential of AI. While NVIDIA is a key enabler for many technology applications, it is also an important enabler for health care innovation. For example, AI can be leveraged in imaging — CT scans, MRIs — to increase the diagnostic capabilities of these technologies. AI can also help improve the drug discovery process by identifying promising compounds or antibodies faster than the human discovery process. We continue to own NVIDIA as we see AI-enabled advances as some of the most promising in the health care space.

Another portfolio highlight was Eli Lilly, a pharmaceutical company that benefited from excitement over the GLP-1 drugs that it helped to pioneer. With increasing evidence that drugs such as Mounjaro and Zepbound have meaningful health benefits outside of diabetes — such as cardiovascular issues, obesity, and sleep apnea — the potential market continues to grow. At the close of the period, we continued to own this stock, based on our view of these drugs and their growth potential.

Can you define the biorevolution and its impact on the fund’s strategy?

The convergence of advanced technology and life sciences has given way to a biology revolution, or biorevolution. This biorevolution has helped bring lifesaving medicines to market, including vaccines, cell and gene therapies, and

BioRevolution™ ETF 5

novel cancer treatments. New biology-sourced products, ingredients, and materials also have widespread applications beyond the health care sector. The biorevolution has contributed to lower carbon footprints, sustainable goods, and renewable sources of energy, to name a few. We believe the biorevolution will create the next big wave of innovation in the coming decades.

For the fund, our sectors of focus include health care, materials, consumer staples, and consumer discretionary, where we see opportunities for investment. The fund’s strategy is to invest in companies of any market size worldwide with a focus on biology revolution companies. Portfolio holdings include technology enablers, biotechnology and synthetic biology companies, and existing businesses that we believe stand to benefit from the biorevolution over time.

What is your outlook for the coming months?

We are increasingly optimistic about the outlook for the fund and our strategy. The impact of Covid and the end of the pandemic distorted much of the health care industry’s fundamentals. However, there continues to be exciting advancements in biology that we believe will power innovation and growth across industries. In the meantime, we saw significant growth in biotech funding to start the year, as well as a return to normal spending behavior among biopharma companies. We view this as a signal that we should see a return to growth in the not-too-distant future.

For the fund, we continue to focus on identifying favorable risk/reward characteristics of companies in our defined markets. We believe our focus on the biorevolution offers an attractive investment opportunity for long-term capital appreciation.

Thank you, Will, for your time and insights today.

The foregoing information reflects our views, which are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

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Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended April 30, 2024, the end of its most recent fiscal year. We also include performance information as of the most recent calendar quarter-end. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return, net asset value, and market price will fluctuate, and you may have a gain or a loss when you sell your shares. For the most recent month-end performance, please visit putnam.com or call 1-833-228-5577 (toll free).

Annualized fund performance Total return for periods ended 4/30/24

	Life of fund
	(since 9/29/22)	1 year
Net asset value	10.70%	7.00%
Market price	10.78	7.26

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Performance assumes reinvestment of distributions and does not account for taxes.

Performance includes the deduction of management fees.

For a portion of the periods, the fund had expense limitations, without which the returns would have been lower.

Comparative annualized index returns For periods ended 4/30/24

	Life of fund
	(since 9/29/22)	1 year
S&P 500 Index	24.68%	22.66%

Index results should be compared with fund performance at net asset value.

Past performance does not indicate future results.

BioRevolution™ ETF 7

Fund price and distribution information For the 12-month period ended 4/30/24

Distributions
Number	1
Income	$0.0211
Capital gains	—
Total	$0.0211
Share value	Net asset value	Market price
4/30/23	$27.45	$27.42
4/30/24	29.35	29.38

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

Annualized fund performance as of most recent calendar quarter
Total return for periods ended 3/31/24

	Life of fund
	(since 9/29/22)	1 year
Net asset value	15.43%	13.67%
Market price	15.50	13.86

See the discussion following the fund performance table on page 7 for information about the calculation of fund performance.

Your fund’s expenses

As an investor, you pay ongoing expenses, such as management fees, and other expenses (with certain exceptions). In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay brokerage commissions in connection with your purchase or sale of shares of the fund, which are not shown in this section and would have resulted in higher total expenses. The expenses shown in the example also do not reflect transaction costs, which would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

Total annual operating expenses for the fiscal year ended 4/30/23*	0.70%
Annualized expense ratio for the six-month period ended 4/30/24†	0.69%

Fiscal year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Restated to reflect current fees.

† Expense ratio is for the fund’s most recent fiscal half year. As a result of this, the ratio may differ from the expense ratio based on one-year data in the financial highlights.

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Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from 11/1/23 to 4/30/24. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses paid per $1,000*†	$3.75
Ending value (after expenses)	$1,183.00

* Expenses are calculated using the fund’s annualized expense ratio, which represents the ongoing expenses as a percentage of average net assets for the six months ended 4/30/24.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period (182); and then dividing that result by the number of days in the year (366).

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 4/30/24, use the following calculation method. To find the value of your investment on 11/1/23, call 1-833-228-5577.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses paid per $1,000*†	$3.47
Ending value (after expenses)	$1,021.43

* Expenses are calculated using the fund’s annualized expense ratio, which represents the ongoing expenses as a percentage of average net assets for the six months ended 4/30/24.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period (182); and then dividing that result by the number of days in the year (366).

BioRevolution™ ETF 9

Comparative index definitions

Bloomberg U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed income securities.

ICE BofA (Intercontinental Exchange Bank of America) U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500® Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

BLOOMBERG®  is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Neither Bloomberg nor Bloomberg’s licensors approve or endorse this material, or guarantee the accuracy or completeness of any information herein, or make any warranty, express or implied, as to the results to be obtained therefrom, and to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

ICE Data Indices, LLC (“ICE BofA”), used with permission. ICE BofA permits use of the ICE BofA indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofA indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments or Franklin Templeton, or any of its products or services.

10 BioRevolution™ ETF

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, your fund’s manager sends a single notice of internet availability, or a single printed copy, of annual and semiannual shareholder reports, prospectuses, and proxy statements to shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call 1-800-225-1581 or, for exchange-traded funds only, 1-833-228-5577. We will begin sending individual copies within 30 days.

Proxy voting

The Putnam Funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the period from September 29, 2022 (commencement of operations) to June 30, 2023, are available in the Individual Investors section of putnam.com and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain The Putnam Funds’ proxy voting guidelines and procedures at no charge by calling Shareholder Services at 1-800-225-1581 or, for exchange-traded funds only, 1-833-228-5577.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the fund’s Form N-PORT on the SEC’s website at www.sec.gov.

Liquidity risk management program

Putnam Investment Management, LLC (“Putnam Management”), as the administrator of the fund's liquidity risk management program (appointed by the Board of Trustees), presented the most recent annual report on the program to the Trustees in April 2024. The report covered the structure of the program, including the program documents and related policies and procedures adopted to comply with Rule 22e-4 under the Investment Company Act of 1940, and reviewed the operation of the program from January 2023 through December 2023. The report included a description of the annual liquidity assessment of the fund that Putnam Management performed in November 2023. The report noted that there were no material compliance exceptions identified under Rule 22e-4 during the period. The report included a review of the governance of the program and the methodology for classification of the fund's investments. Putnam Management concluded that the program has been operating effectively and adequately to ensure compliance with Rule 22e-4.

BioRevolution™ ETF 11

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

12 BioRevolution™ ETF

Audited financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s audited financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover (not required for money market funds) in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

BioRevolution™ ETF 13

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Putnam ETF Trust and Shareholders of
Putnam BioRevolution™ ETF:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the fund’s portfolio, of Putnam BioRevolution™ ETF (one of the funds constituting Putnam ETF Trust, referred to hereafter as the “Fund”) as of April 30, 2024, the related statement of operations for the year ended April 30, 2024 and the statement of changes in net assets and the financial highlights for the year ended April 30, 2024 and for the period September 29, 2022 (commencement of operations) through April 30, 2023, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of April 30, 2024, the results of its operations for the year ended April 30, 2024, and the changes in its net assets and the financial highlights for the year ended April 30, 2024 and for the period September 29, 2022 (commencement of operations) through April 30, 2023 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2024 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
June 12, 2024

We have served as the auditor of one or more investment companies in the Putnam Funds family of funds since at least 1957. We have not been able to determine the specific year we began serving as auditor.

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The fund’s portfolio 4/30/24

COMMON STOCKS (98.1%)*	Shares	Value
Biotechnology (20.4%)
AbbVie, Inc.	1,263	$205,414
Alnylam Pharmaceuticals, Inc. †	158	22,744
Ascendis Pharma A/S ADR (Denmark) †	1,410	195,200
Biogen, Inc. †	521	111,921
CRISPR Therapeutics AG (Switzerland) †	468	24,799
Exact Sciences Corp. †	1,960	116,326
Regeneron Pharmaceuticals, Inc. †	211	187,929
Rocket Pharmaceuticals, Inc. †	2,101	45,214
Twist Bioscience Corp. †	2,275	71,048
Vertex Pharmaceuticals, Inc. †	167	65,599
		1,046,194
Chemicals (20.9%)
Borregaard ASA (Norway)	4,961	84,850
Corteva, Inc.	4,332	234,491
DuPont de Nemours, Inc.	2,382	172,695
Ginkgo Bioworks Holdings, Inc. †	26,126	23,281
Ingevity Corp. †	2,492	127,441
Novozymes A/S ADR (Denmark)	4,140	228,238
PPG Industries, Inc.	720	92,880
Symrise AG (Germany)	1,035	111,302
		1,075,178
Commercial services and supplies (0.3%)
LanzaTech Global, Inc. †	6,989	15,131
		15,131
Food products (4.1%)
Bunge Global SA	800	81,408
Darling Ingredients, Inc. †	1,552	65,758
Kerry Group PLC Class A (Ireland)	738	63,629
		210,795
Interactive media and services (6.2%)
Alphabet, Inc. Class A †	1,966	320,025
		320,025
Life sciences tools and services (24.4%)
Avantor, Inc. †	6,458	156,477
Bio-Rad Laboratories, Inc. Class A †	1,008	271,908
Bio-Techne Corp.	723	45,701
Danaher Corp.	1,517	374,123
Thermo Fisher Scientific, Inc.	708	402,654
		1,250,863
Personal care products (2.0%)
L’Oreal SA (France)	218	101,834
		101,834
Pharmaceuticals (8.6%)
AstraZeneca PLC ADR (United Kingdom)	2,097	159,120
Eli Lilly and Co.	249	194,494
Zoetis, Inc.	545	86,786
		440,400

BioRevolutionTM ETF 15

COMMON STOCKS (98.1%)* cont.	Shares	Value
Semiconductors and semiconductor equipment (7.0%)
NVIDIA Corp.	415	$358,568
		358,568
Software (2.1%)
Cadence Design Systems, Inc. †	398	109,701
		109,701
Textiles, apparel, and luxury goods (2.1%)
Lululemon Athletica, Inc. (Canada) †	298	107,461
		107,461
Total common stocks (cost $4,678,031)		$5,036,150

SHORT-TERM INVESTMENTS (2.2%)*	Shares	Value
Putnam Government Money Market Fund Class P 5.04% L	110,621	$110,621
Total short-term investments (cost $110,621)		$110,621

TOTAL INVESTMENTS
Total investments (cost $4,788,652)	$5,146,771

Key to holding’s abbreviations
ADR	American Depository Receipts: Represents ownership of foreign securities on deposit with a custodian bank.

Notes to the fund’s portfolio
Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from May 1, 2023 through April 30, 2024 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Franklin Resources, Inc., and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.
*	Percentages indicated are based on net assets of $5,135,750.
†	This security is non-income-producing.
L	Affiliated company (Note 6). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

DIVERSIFICATION BY COUNTRY
Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):
United States	79.1%	France	2.0%
Denmark	8.2	Norway	1.6
United Kingdom	3.1	Ireland	1.2
Germany	2.2	Switzerland	0.5
Canada	2.1	Total	100.0%

16 BioRevolutionTM ETF

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Communication services	$320,025	$—	$—
Consumer discretionary	107,461	—	—
Consumer staples	147,166	165,463	—
Health care	2,737,457	—	—
Industrials	15,131	—	—
Information technology	468,269	—	—
Materials	879,026	196,152	—
Total common stocks	4,674,535	361,615	—
Short-term investments	110,621	—	—
Totals by level	$4,785,156	$361,615	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

The accompanying notes are an integral part of these financial statements.

BioRevolutionTM ETF 17

Statement of assets and liabilities 4/30/24

ASSETS
Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $4,678,031)	$5,036,150
Affiliated issuers (identified cost $110,621) (Note 6)	110,621
Foreign currency (cost $2,435) (Note 1)	2,419
Dividends, interest and other receivables	2,961
Foreign tax reclaim	1,205
Receivable for investments sold	60,362
Total assets	5,213,718

LIABILITIES
Payable for investments purchased	71,866
Payable for compensation of Manager (Note 2)	6,102
Total liabilities	77,968

Net assets	$5,135,750

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1, 4 and 5)	$4,817,235
Total distributable earnings (Note 1)	318,515
Total — Representing net assets applicable to capital shares outstanding	$5,135,750

COMPUTATION OF NET ASSET VALUE
Net asset value per share
($5,135,750 divided by 175,000 shares)	$29.35

The accompanying notes are an integral part of these financial statements.

18 BioRevolution™ ETF

Statement of operations Year ended 4/30/24

INVESTMENT INCOME
Dividends (net of foreign tax of $3,513)	$36,667
Interest (including interest income of $7,115 from investments in affiliated issuers) (Note 6)	7,178
Total investment income	43,845

EXPENSES
Compensation of Manager (Note 2)	36,704
Fees waived and reimbursed by Manager (Note 2)	(420)
Total expenses	36,284

Net investment income	7,561

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	(19,081)
Securities from in-kind transactions (Notes 1 and 3)	543,985
Foreign currency transactions (Note 1)	(198)
Total net realized gain	524,706
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers	(87,252)
Assets and liabilities in foreign currencies	(45)
Total change in net unrealized depreciation	(87,297)

Net gain on investments	437,409

Net increase in net assets resulting from operations	$444,970

The accompanying notes are an integral part of these financial statements.

BioRevolution™ ETF 19

Statement of changes in net assets

		For the period
		9/29/22
		(commencement of
		operations)
INCREASE IN NET ASSETS	Year ended 4/30/24	to 4/30/23
Operations
Net investment income (loss)	$7,561	$(3,794)
Net realized gain (loss) on investments
and foreign currency transactions	524,706	(41,222)
Change in net unrealized appreciation (depreciation)
of investments and assets and liabilities
in foreign currencies	(87,297)	445,383
Net increase in net assets resulting from operations	444,970	400,367
Distributions to shareholders (Note 1):
From ordinary income
Net investment income	(4,748)	—
Proceeds from shares sold (Note 4)	2,776,478	1,278,054
Decrease from shares redeemed (Note 4)	(2,884,371)	—
Total increase in net assets	332,329	1,678,421

NET ASSETS
Beginning of period (Note 5)	4,803,421	3,125,000
End of period	$5,135,750	$4,803,421

NUMBER OF FUND SHARES
Shares outstanding at beginning of period (Note 5)	175,000	125,000
Shares sold (Note 4)	100,000	50,000
Shares redeemed (Note 4)	(100,000)	—
Shares outstanding at end of period	175,000	175,000

The accompanying notes are an integral part of these financial statements.

20 BioRevolution™ ETF

Financial highlights
(For a common share outstanding throughout the period)

PER-SHARE OPERATING PERFORMANCE
		For the period
		9/29/22
		(commencement
	Year ended	of operations)
	4/30/24	to 4/30/23
Net asset value, beginning of period	$27.45	$25.00
Investment operations:
Net investment income (loss)[a]	.04	(.02)
Net realized and unrealized gain (loss) on investments	1.88	2.47
Total from investment operations	1.92	2.45
Less distributions:
From net investment income	(.02)	—
Total distributions	(.02)	—
Net asset value, end of period	$29.35	$27.45
Total return at net asset value (%)[b]	7.00	9.80*

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$5,136	$4,803
Ratio of expenses to average net assets (%)[c,d]	.69	.50*[e]
Ratio of net investment income (loss) to average net assets (%)[d]	.14	(.08)*
Portfolio turnover (%)[f]	49	46*

* Not annualized.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment.

c Excludes acquired fund fees and expenses, if any.

d Reflects waivers of certain fund expenses in connection with investments in Putnam Government Money Market Fund during the period. As a result of such waivers, the expenses of the fund reflect a reduction of the following amounts (Notes 2 and 6):

Percentage of average net assets
April 30, 2024	0.01%
April 30, 2023	<0.01

e Includes one-time proxy cost of 0.09%.

f Portfolio turnover excludes securities received or delivered in-kind, if any.

The accompanying notes are an integral part of these financial statements.

BioRevolution™ ETF 21

Notes to financial statements 4/30/24

Unless otherwise noted, the “reporting period” represents the period from May 1, 2023 through April 30, 2024. The following table defines commonly used references within the Notes to financial statements:

References to	Represent
ETF	Exchange-traded fund
Franklin Templeton	Franklin Resources, Inc.
JPMorgan	JPMorgan Chase Bank, N.A.
OTC	Over-the-counter
PIL	Putnam Investments Limited, an affiliate of Putnam Management
Putnam Management	Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Franklin Templeton
SEC	Securities and Exchange Commission
State Street	State Street Bank and Trust Company

Putnam BioRevolutionTM ETF (the fund) is a non-diversified, open-end series of Putnam ETF Trust (the Trust), a Delaware statutory trust organized under the Investment Company Act of 1940, as amended. The fund is an actively managed ETF. The fund’s investment objective is to seek long term capital appreciation. The fund invests mainly in common stocks (growth or value stocks or both) of companies worldwide of any size with a focus on “biology revolution” companies. Biology revolution companies are companies that the fund’s investment manager, Putnam Management believes offer the opportunity to capitalize on a convergence of technological developments in the life sciences sector that change the ability to understand and design biology to scale and include technology-enabling companies, biotechnology or “synthetic biology companies”, and existing companies that may benefit from the biology revolution in certain cases by reducing operational risks (i.e., providing supply chain redundancy or sourcing of new or rare materials), mitigating environmental risks (i.e., reducing greenhouse gas emissions), and/or fostering consumer demand for the company’s products.

Technology-enabling companies have products that contribute to the research, development, production, diagnosis, and treatment of biology. Examples include instruments like DNA sequencers, mass spectrometers, electron microscopes and PCR technology that have helped enable advances in the fields of genomics, proteomic, and cell research. Putnam Management believes that technology enabling companies have the potential for increased demand for their products from companies engaged in biological research or development of biological products. “Synthetic biology companies” are companies that manufacture products made from biological materials, including companies that are engaged in redesigning organisms for useful purposes by engineering them to have new abilities to solve problems in medicine, manufacturing, and agriculture. Examples would include companies in the plant-based or alternative meat industries.

Stocks of biology revolution companies are typically, but not always, considered to be growth stocks. Growth stocks are stocks of companies whose revenues, earnings, or cash flows are expected to grow faster than those of similar firms, and whose business growth and other characteristics may lead to an increase in stock price.

Under normal circumstances, the fund invests at least 80% of the fund’s net assets in equity securities of biology revolution companies. This policy is non-fundamental and may be changed only after 60 days’ notice to shareholders. From time to time, the fund may invest a significant portion of its assets in companies in one or more related industries or sectors, including the health care, consumer discretionary, consumer staples, biotechnology and materials sectors.

Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. Putnam Management may also consider other factors that it believes will cause the stock price to rise.

The fund is “non-diversified,” which means it may invest a greater percentage of its assets in fewer issuers than a “diversified” fund.

22 BioRevolution™ ETF

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, transfer agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s Agreement and Declaration of Trust, any claims asserted by a shareholder against or on behalf of the Trust (or its series), including claims against Trustees and Officers, must be brought in courts of the State of Delaware.

Note 1: Significant accounting policies

The fund follows the accounting and reporting guidance in Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (ASC 946) and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP), including, but not limited to, ASC 946. The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Short-term securities with remaining maturities of 60 days or less are valued using an independent pricing service approved by the Trustees, and are classified as Level 2 securities.

BioRevolution™ ETF 23

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management, which has been designated as valuation designee pursuant to Rule 2a–5 under the Investment Company Act of 1940, in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, if any, is recorded on the accrual basis. Amortization and accretion of premiums and discounts on debt securities, if any, is recorded on the accrual basis.

Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Lines of credit The fund participates, along with other Putnam funds, in a $320 million syndicated unsecured committed line of credit, provided by State Street ($160 million) and JPMorgan ($160 million), and a $235.5 million unsecured uncommitted line of credit, provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate for the committed line of credit and 1.30% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds and a $75,000 fee has been paid by the participating funds to State Street as agent of the syndicated committed line of credit. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

24 BioRevolution™ ETF

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. The fund’s federal tax return for the prior period remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Distributions to shareholders Distributions to shareholders from net investment income, if any, are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from losses on wash sale transactions and redemptions in-kind gain/loss. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $198 to decrease undistributed net investment income, $525,613 to increase paid-in capital and $525,415 to decrease accumulated net realized gain.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$594,863
Unrealized depreciation	(284,382)
Net unrealized appreciation	310,481
Undistributed ordinary income	2,560
Undistributed short-term gains	5,507
Cost for federal income tax purposes	$4,836,290

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays the Manager an annual all-inclusive management fee of 0.70% based on the fund’s average daily net assets computed and paid monthly. The management fee covers investment management services and all of the fund’s organizational and other operating expenses with certain exceptions, including but not limited to: payments under distribution plans, interest expenses, taxes, brokerage commissions and other transaction costs, fund proxy expenses, litigation expenses, extraordinary expenses and acquired fund fees and expenses.

The fund invests in Putnam Government Money Market Fund, an open-end management investment company managed by Putnam Management. Management fees paid by the fund are reduced by an amount equal to the management fees paid by Putnam Government Money Market Fund with respect to assets invested by the fund in Putnam Government Money Market Fund. During the reporting period, management fees paid were reduced by $420 relating to the fund’s investment in Putnam Government Money Market Fund.

BioRevolution™ ETF 25

PIL is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.25% of the average net assets of the portion of the fund managed by PIL.

On January 1, 2024, a subsidiary of Franklin Templeton acquired Putnam U.S. Holdings I, LLC (“Putnam Holdings”), the parent company of Putnam Management and PIL, in a stock and cash transaction (the “Transaction”). As a result of the Transaction, Putnam Management and PIL became indirect, wholly-owned subsidiaries of Franklin Templeton. The Transaction also resulted in the automatic termination of the investment management contract between the fund and Putnam Management and the sub-management contract for the fund between Putnam Management and PIL that were in place for the fund before the Transaction (together, the “Previous Advisory Contracts”). However, Putnam Management and PIL continue to provide uninterrupted services with respect to the fund pursuant to new investment management and sub-management contracts that were approved by fund shareholders at a shareholder meeting held in connection with the Transaction and that took effect on January 1, 2024 (together, the “New Advisory Contracts”). The terms of the New Advisory Contracts are substantially similar to those of the Previous Advisory Contracts, and the fee rates payable under the New Advisory Contracts are the same as the fee rates under the Previous Advisory Contracts.

Effective June 1, 2024, under an agreement with Putnam Management, Franklin Templeton Services, LLC, a wholly-owned subsidiary of Franklin Templeton and an affiliate of Putnam Management, will provide certain administrative services to the fund. The fee for those services will be paid by Putnam Management based on the costs incurred by Franklin Templeton Services, LLC, and is not an additional expense of the fund.

The fund has adopted a distribution and service plan pursuant to Rule 12b–1 under the 1940 Act that authorizes the fund to pay distribution fees in connection with the sale and distribution of its shares and service fees in connection with the provision of ongoing shareholder support services. No Rule 12b–1 fees are currently paid by the fund.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments and in-kind transactions, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities (Long-term)	$2,496,760	$2,470,208
U.S. government securities (Long-term)	—	—
Total	$2,496,760	$2,470,208

Portfolio securities received or delivered through in-kind transactions were $2,641,749 and $2,690,973, respectively.

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

Shares of the fund are listed and traded on NYSE Arca, Inc., and individual fund shares may only be bought and sold in the secondary market through a broker or dealer at market price. These transactions, which do not involve the fund, are made at market prices that may vary throughout the day, rather than at net asset value (NAV). Shares of the fund may trade at a price greater than the fund’s NAV (premium) or less than the fund’s NAV (discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying or selling fund

26 BioRevolution™ ETF

shares in the secondary market (the “bid-ask spread”). The fund will issue and redeem shares in large blocks of 25,000 shares called “Creation Units” on a continuous basis, at NAV, with authorized participants who have entered into agreements with the fund’s distributor. The fund will generally issue and redeem Creation Units in return for a designated portfolio of securities (and an amount of cash) that the fund specifies each day. The fund generally imposes a transaction fee on investors purchasing or redeeming Creation Units. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the fund for certain transaction costs and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in Other capital in the Statement of changes in net assets.

At the close of the reporting period, Franklin Templeton owned 125,000 shares of the fund (71.4% of shares outstanding), valued at $3,668,750.

Note 5: Initial capitalization and offering of shares

The fund was established as a series of the Trust on May 10, 2022. The fund had no operations other than those related to organizational matters, including the initial capital contribution of $3,125,000 by Putnam Investment Holdings, LLC and the issuance of 125,000 shares on September 29, 2022.

Note 6: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 4/30/23	cost	proceeds	Income	of 4/30/24
Short-term investments
Putnam Government
Money Market Fund
Class P*	$104,444	$839,760	$833,583	$7,115	$110,621
Total Short-term
investments	$104,444	$839,760	$833,583	$7,115	$110,621

* Management fees paid by the fund are reduced by an amount equal to the management fees paid by Putnam Government Money Market Fund with respect to assets invested by the fund in Putnam Government Money Market Fund (Note 2). There were no realized or unrealized gains or losses during the period.

Note 7: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

BioRevolution™ ETF 27

Federal tax information (Unaudited)

The fund designated $19,939 of income eligible as qualifying for the dividends received deduction for corporations.

For the reporting period, the fund hereby designates $39,264, or the maximum amount allowable, of its taxable ordinary income earned as qualified dividends taxed at the individual net capital gain rates.

The Form 1099 that will be mailed to you in January 2025 will show the tax status of all distributions paid to your account in calendar 2024.

Shareholder meeting results (Unaudited)

October 20, 2023 special meeting

At the meeting, a new Management Contract for your fund with Putnam Investment Management, LLC was approved, as follows:

Votes for	Votes against	Abstentions/Votes withheld
154,758	18	—

At the meeting, a new Sub-Management Contract for your fund between Putnam Investment Management, LLC and Putnam Investments Limited was approved, as follows:

Votes for	Votes against	Abstentions/Votes withheld
154,758	18	—

All tabulations are rounded to the nearest whole number.

28 BioRevolution™ ETF

About the Trustees

INDEPENDENT TRUSTEES

Liaquat Ahamed
Born 1952, Trustee since 2012
Principal occupations during past five years: Author; won Pulitzer Prize for *Lords of Finance: The Bankers Who Broke the World.*

Other directorships: Chair of the Sun Valley Writers Conference, a literary not-for-profit organization, and a Trustee of the Journal of Philosophy.

Barbara M. Baumann
Born 1955, Trustee since 2010, Vice Chair since 2022
Principal occupations during past five years: President of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects.

Other directorships: Director of Devon Energy Corporation, a publicly traded independent natural gas and oil exploration and production company; Director of National Fuel Gas Company, a publicly traded energy company that engages in the production, gathering, transportation, distribution, and marketing of natural gas; Senior Advisor to the energy private equity firm First Reserve; member of the Finance Committee of the Children's Hospital of Colorado; member of the Investment Committee of the Board of The Denver Foundation; and previously a Director of publicly traded companies Buckeye Partners LP, UNS Energy Corporation, CVR Energy Company, and SM Energy Corporation.

Katinka Domotorffy
Born 1975, Trustee since 2012
Principal occupations during past five years: Voting member of the Investment Committees of the Anne Ray Foundation and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies.

Other directorships: Director of the Great Lakes Science Center and of College Now Greater Cleveland.

Catharine Bond Hill
Born 1954, Trustee since 2017
Principal occupations during past five years: Managing Director of Ithaka S+R, a not-for-profit service that helps the academic community navigate economic and technological change. From 2006 to 2016, Dr. Hill served as the 10th president of Vassar College.

Other directorships: Director of Yale-NUS College and Trustee of Yale University.

Kenneth R. Leibler
Born 1949, Trustee since 2006, Vice Chair from 2016 to 2018, Chair since 2018
Principal occupations during past five years: Vice Chair Emeritus of the Board of Trustees of Beth Israel Deaconess Hospital in Boston. Member of the Investment Committee of the Boston Arts Academy Foundation.

Other directorships: Director of Eversource Corporation, which operates New England's largest energy delivery system; previously the Chairman of the Boston Options Exchange, an electronic marketplace for the trading of listed derivatives securities; previously the Chairman and Chief Executive Officer of the Boston Stock Exchange; and previously the President and Chief Operating Officer of the American Stock Exchange.

Gregory G. McGreevey
Born 1962, Trustee since 2024
Principal occupations during past five years: Until 2023, Senior Managing Director, Investments, Invesco Ltd., a global investment firm.

Other directorships: Previously, a Director of Invesco Mortgage Capital, Inc., a publicly traded real estate investment trust.

Jennifer Williams Murphy*
Born 1964, Trustee since 2022
Principal occupations during past five years: Chief Executive Officer and Founder of Runa Digital Assets, LLC, an institutional investment advisory firm specializing in active management of digital assets. Until 2021, Chief Operating Officer of Western Asset Management, LLC, a global investment adviser, and Chief Executive Officer and President of Western Asset Mortgage Capital Corporation, a mortgage finance real estate investment trust.

Other directorships: Previously, a Director of Western Asset Mortgage Capital Corporation.

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* Ms. Murphy is the founder, controlling member, and Chief Executive Officer of Runa Digital Assets, LLC (“RDA”), the investment manager of Runa Digital Partners, LP (“RDP”), a private investment fund. Ms. Murphy also holds a controlling interest in RDP’s general partner and is a limited partner in RDP. A subsidiary of Franklin Templeton and certain individuals employed by Franklin Templeton or its affiliates have made passive investments as limited partners in RDP (one of whom serves on the advisory board for RDA, which has no governance or oversight authority over RDA), representing in the aggregate approximately 33% of RDP as of October 31, 2023. In addition, if certain conditions are met, Franklin Templeton will be entitled to receive a portion of any incentive compensation allocable to RDP’s general partner. For so long as Franklin Templeton maintains its investment in RDP, Ms. Murphy also has agreed upon request to advise and consult with Franklin Templeton and its affiliates on the market for digital assets. Ms. Murphy provides similar service to other limited partners in RDP that request her advice. Ms. Murphy also is entitled to receive deferred cash compensation in connection with her prior employment by an affiliate of Franklin Templeton, which employment ended at the end of 2021. With regard to Ms. Murphy, the relationships described above may give rise to a potential conflict of interest with respect to the Funds.

† Mr. Reynolds is an “interested person” (as defined in the 1940 Act) of the fund and Putnam Management. He is President of your fund and each of the other Putnam funds and holds direct beneficial interest in shares of Franklin Templeton, of which Putnam Management is an indirect wholly-owned subsidiary.

‡ Ms. Trust is an “interested person” (as defined in the 1940 Act) of the fund and Putnam Management by virtue of her positions with certain affiliates of Putnam Management.

The address of each Trustee is 100 Federal Street, Boston, MA 02110.

As of April 30, 2024, the Putnam family of funds included 89 mutual funds, 4 closed-end funds, and 12 exchange-traded funds. Each Trustee serves as Trustee of all funds in the Putnam family of funds. Ms. Trust also serves as Trustee of 123 other funds that are advised by one or more affiliates of Putnam Management.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

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Officers
In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Kevin R. Blatchford (Born 1967)	Martin Lemaire (Born 1984)
Vice President and Assistant Treasurer	Vice President and Derivatives Risk Manager
Since 2023	Since 2022
Director, Financial Reporting, Putnam Holdings	Risk Manager and Risk Analyst, Putnam Management

James F. Clark (Born 1974)	Denere P. Poulack (Born 1968)
Vice President and Chief Compliance Officer	Assistant Vice President, Assistant Clerk,
Since 2016	and Assistant Treasurer
Chief Compliance Officer, Putnam Management	Since 2004
and Putnam Holdings
Janet C. Smith (Born 1965)
Michael J. Higgins (Born 1976)	Vice President, Principal Financial Officer, Principal
Vice President, Treasurer, and Clerk	Accounting Officer, and Assistant Treasurer
Since 2010	Since 2007
Head of Fund Administration Services, Putnam Holdings
Jonathan S. Horwitz (Born 1955)	and Putnam Management
Executive Vice President, Principal Executive Officer,
and Compliance Liaison	Stephen J. Tate (Born 1974)
Since 2004	Vice President and Chief Legal Officer
Since 2021
Kelley Hunt (Born 1984)	Deputy General Counsel, Franklin Templeton, and
AML Compliance Officer	Secretary, Putnam Holdings, Putnam Management, and
Since 2023	Putnam Retail Management
Manager, U.S. Financial Crime Compliance,
Franklin Templeton

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer, other than Ms. Hunt, is 100 Federal Street, Boston, MA 02110. Ms. Hunt’s address is 100 Fountain Parkway, St. Petersburg, FL 33716.

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Fund information

Investment Manager	Trustees	Michael J. Higgins
Putnam Investment	Kenneth R. Leibler, Chair	Vice President, Treasurer,
Management, LLC	Barbara M. Baumann, Vice Chair	and Clerk
100 Federal Street	Liaquat Ahamed
Boston, MA 02110	Katinka Domotorffy	Jonathan S. Horwitz
	Catharine Bond Hill	Executive Vice President,
Investment Sub-Advisor	Gregory G. McGreevey	Principal Executive Officer,
Putnam Investments Limited	Jennifer Williams Murphy	and Compliance Liaison
Cannon Place, 78 Cannon Street	Marie Pillai
London, England EC4N 6HL	George Putnam III	Kelley Hunt
	Robert L. Reynolds	AML Compliance Officer
Distribution Services	Manoj P. Singh
Foreside Fund Services, LLC	Mona K. Sutphen	Martin Lemaire
Three Canal Plaza, Suite 100	Jane E. Trust	Vice President and
Portland, ME 04101		Derivatives Risk Manager
Officers
Custodian	Robert L. Reynolds	Denere P. Poulack
State Street Bank	President, The Putnam Funds	Assistant Vice President,
and Trust Company		Assistant Clerk, and
	Kevin R. Blatchford	Assistant Treasurer
Legal Counsel	Vice President and
Ropes & Gray LLP	Assistant Treasurer	Janet C. Smith
Vice President,
Independent Registered	James F. Clark	Principal Financial Officer,
Public Accounting Firm	Vice President and	Principal Accounting Officer,
PricewaterhouseCoopers LLP	Chief Compliance Officer	and Assistant Treasurer

Stephen J. Tate
Vice President and
Chief Legal Officer

Call 1-833-228-5577 (toll free) Monday through Friday between 9:00 a.m. and 5:00 p.m. Eastern Time or visit putnam.com or franklintempleton.com anytime for up-to-date information about the fund’s NAV.

Item 2. Code of Ethics:

a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments (Code of Ethics of Franklin Templeton effective March 4, 2024) with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In connection with the acquisition of Putnam Investments by Franklin Templeton, the Putnam Investments Code of Ethics was amended effective January 1, 2024 to reflect revised compliance processes, including: (i) Compliance with the Putnam Investments Code of Ethics will be viewed as compliance with the Franklin Templeton Code for certain Putnam employees who are dual-hatted in Franklin Templeton advisory entities (ii) Certain Franklin Templeton employees are required to hold shares of Putnam mutual funds at Putnam Investor Services, Inc. and (iii) Certain provisions of the Putnam Investments Code of Ethics are amended that are no longer needed due to organizational changes. Effective March 4, 2024, the majority of legacy Putnam employees transitioned to Franklin Templeton policies outlined in the Franklin Templeton Code.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit, Compliance and Risk Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each member of the Audit, Compliance and Risk Committee also possesses a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualifies him or her for service on the Committee. In addition, the Trustees have determined that each of Dr. Hill and Mr. Singh qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education.The SEC has stated, and the funds’ amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Risk Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

April 30, 2024	$20,993	$ —	$2,293	$ —
April 30, 2023	$20,034	$ —	$2,226	$ —

For the fiscal years ended April 30, 2024 and April 30, 2023, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $666,656 and $244,237 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit, Compliance and Risk Committee. The Audit, Compliance and Risk Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Risk Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2–01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

April 30, 2024	$ —	$664,363	$ —	$ —
April 30, 2023	$ —	$242,011	$ —	$ —

(i) Not applicable

(j) Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Disclosures of Securities Lending Activities for Closed-End Management Investment Companies:

Not Applicable

Item 13. Recovery of Erroneously Awarded Compensation.

(a) No

(b) No

Item 14. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith

(a)(2) Any policy required by the listing standards adopted pursuant to Rule 10D-1 under the Exchange Act (17 CFR 240.10D-1) by the registered national securities exchange or registered national securities association upon which the registrant’s securities are listed. Not Applicable

(a)(3) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam ETF Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: June 26, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: June 26, 2024

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: June 26, 2024